EXHIBIT 1

AGREEMENT TO MAKE A JOINT FILING

The undersigned hereby agree that this Schedule 13G is filed by and on behalf of each of them.

Date: February 13, 2019

ADAMS STREET PARTNERS, LLC

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2006 DIRECT FUND, L.P.

By:	ASP 2006 Direct Management, LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2007 DIRECT FUND, L.P.

By:	ASP 2007 Direct Management, LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2008 DIRECT FUND, L.P.

By:	ASP 2008 Direct Management, LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2009 DIRECT FUND, L.P.

By:	ASP 2009 Direct Management, LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2010 DIRECT FUND, L.P.

By:	ASP 2010 Direct Management, LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2011 DIRECT FUND LP

By:	ASP 2011 Direct Management LP, its General Partner

By:	ASP 2011 Direct Management LLC, its General Partner

By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET PARTNERSHIP FUND – 2007 U.S. FUND, L.P.

By:	Adams Street Partners, LLC, its General Partner

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET PARTNERSHIP FUND – 2008 U.S. FUND, L.P.

By:	Adams Street Partners, LLC, its General Partner

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET PARTNERSHIP FUND – 2009 U.S. FUND, L.P.

By:	Adams Street Partners, LLC, its General Partner

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET PARTNERSHIP FUND – 2010 U.S. FUND, L.P.

By:	Adams Street Partners, LLC, its General Partner

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET PARTNERSHIP FUND – 2010 U.S. FUND – SERIES B, L.P.

By:	Adams Street Partners, LLC, its General Partner

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President